UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 7, 2012

Aflac Incorporated
(Exact name of registrant as specified in its charter)

Georgia	001-07434	58-1167100
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1932 Wynnton Road, Columbus, Georgia		31999
(Address of principal executive offices)		(Zip Code)

706.323.3431
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

     The Annual Meeting of the Shareholders of Aflac Incorporated (the “Company”) was held on May 7, 2012. Matters submitted to the shareholders and voted upon at the meeting, which are more fully described in the Company's Proxy Statement, are as follows: (1) Election of 14 members to the board of directors; (2) Approval of a non-binding advisory proposal on compensation of the Company's named executive officers as described in the Proxy Statement; (3) Adoption of an Amended and Restated 2004 Aflac Incorporated Long-Term Incentive Plan ("LTIP"), with no additional shares authorized under the LTIP; (4) Adoption of an Amended and Restated 2013 Management Incentive Plan; and (5) Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2012. The shareholders approved proposals (1), (2), (3), (4) and (5).

     The following is a summary of the votes cast, as well as the number of abstention and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

VOTES
	For	Against	Abstentions	Broker Non-Votes
(1) Election of 14 members to the board of directors:
Daniel P. Amos	717,649,559	43,741,799	602,648	66,010,116
John Shelby Amos II	726,249,960	35,024,134	719,912	66,010,116
Paul S. Amos II	730,113,162	31,180,845	699,999	66,010,116
Kriss Cloninger III	702,701,691	58,627,245	665,070	66,010,116
Elizabeth J. Hudson	743,779,919	17,564,217	649,870	66,010,116
Douglas W. Johnson	750,250,186	11,027,473	716,347	66,010,116
Robert B. Johnson	749,731,340	11,461,104	801,562	66,010,116
Charles B. Knapp	744,620,496	16,594,927	778,583	66,010,116
E. Stephen Purdom, M.D.	744,985,283	16,285,866	722,857	66,010,116
Barbara K. Rimer, Dr. PH	744,611,565	16,689,554	692,887	66,010,116
Marvin R. Schuster	744,878,164	16,374,338	741,504	66,010,116
Melvin T. Stith	749,485,772	11,683,660	824,574	66,010,116
David Gary Thompson	749,065,651	11,751,775	1,176,580	66,010,116
Takuro Yoshida	468,763,496	288,979,022	4,251,488	66,010,116

(2) Non-binding advisory proposal on executive compensation	733,706,562	24,026,913	4,260,531	66,010,116

(3) Adoption of Amended and Restated 2004 Aflac Incorporated Long-Term Incentive Plan ("LTIP"), with no additional shares offered under the LTIP	735,209,855	24,908,050	1,876,101	66,010,116

(4) Adoption of Amended and Restated 2013 Management Incentive Plan	738,619,557	21,463,108	1,911,341	66,010,116

(5) Ratification of appointment of KPMG LLP as independent registered public accounting firm of the Company for the year ending December 31, 2012	818,213,178	8,687,890	1,103,054	0

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

May 10, 2012	/s/ June Howard

(June Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

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